WABASH NATIONAL

OUR INNOVATION MOVES THE WORLD™

Investor Update

February 2010

Safe Harbor Statement

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations.

Company At-A-Glance

#1 North American Designer, Manufacturer and Marketer of Truck Trailers and Related Transportation Equipment

- **23% market share in 2008**
  - *No. 1 in Van Trailer production*
  - *No. 2 in Platform Trailer production*
  - *No. 3 in Refrigerated Trailer production*
  - *No. 1 or 2 in Total Trailer production since 1992*

($ - millions)	2008	2009
Revenue By Segment:		
Manufacturing	$694.2	$265.5
Retail & Distribution	142.0	72.3
	$836.2	$337.8
Revenue by Product:		
New trailers	$741.0	$272.7
Used trailers	36.5	19.1
Parts, Service & Other	58.7	46.0
	$836.2	$337.8

- **Best-known brands**

WABASH NATIONAL DURAPLATE

WABASH NATIONAL DURAPLATE HD

WABASH NATIONAL FREIGHTPRO

WABASH NATIONAL ARCTICLITE

TRANSCRAFT EAGLE®

BENSON

Comprehensive Product Offering

50%-60% of Sales

DuraPlate® Dry Vans



DuraPlate HD® Dry Vans



10%-15% of Sales

Refrigerated Vans



10-20% of Sales

Pups



<5% of Sales

Sheet & Post Dry Vans



3%-6% of Sales

Steel Platforms

Eagle ® Flatbed



D-Eagle ® Drop Deck



<2% of Sales

Benson ™ Dumps

Dump Trailers



Dump Truck Bodies



<2% of Sales

Aluminum Platforms

Benson ™ Aluminum



Benson ™ Aluminum Drop



<2% of Sales

RoadRailer® Intermodal



Premier Carrier Relationships

34% of Top 100 For-Hire Fleets are Wabash customers;
44% of Top 50 For-Hire Fleets are Wabash customers

Geographic Sales & Distribution Overview



VANS
- Factory Direct - 4 salespeople
- Independent Dealers
  - 25 Dealers - 57 Locations - 100+ salespeople

FLATBEDS
- Full-Line - 39 Dealers - 83 locations
- Steel & Combo Platform - 40 Dealers - 56 locations
- Aluminum Platform - 2 Dealers - 2 locations
- Dump Dealers - 13 Dealers -13 locations

WABASH NATIONAL TRAILER CENTERS
- 25+ salespeople - 15 stores (10 Full Service, 1 Sales-Only, 4 Used Trailer Centers)

GO-TO-MARKET STRATEGY
- Mid to Large Sized Fleets with Internal Service Capabilities Served with Factory Direct Sales Team
- Small to Mid Sized Fleets that Utilize External Service Capabilities Served with Retail Network Consisting of Independent Dealers and Company Owned Branches

CHANNEL OPTIMIZATION – ESTABLISH RETAIL EXCELLENCE PROGRAM
- Deliver Best In Class Support to Drive Customers to Prefer Wabash Products and Services
- Drive Wabash Operational Excellence Throughout Sales Channels to Maximize Profitability

Sales Channel Optimization that Drives Business Results

Key Initiatives

Leverage Product Offering	• Product Portfolio Opportunities
Drive Innovation	• Industry Leading Technology
Increase Diversification	• DuraPlate® Products Group
Improve Operational Excellence	• Lafayette Manufacturing Transformation • Purchasing Consortium
Streamline Cost Footprint	• Cost Reduction Initiatives
Address Liquidity	• Recapitalization

Product Portfolio Opportunities



Wabash Position/Share (%)
Strong
Weak
Pup
DuraPlate
Flat
Reefer
Sheet & Post
Dump
Specialty
Low
High
Opportunity for Technological Innovation

*Sources: * ACT. **Transport Topics*

DuraPlate®
- DuraPlate remains the product innovator and dry van leader - growing from 26% of new dry van sales in 2002 to approximately 35% in 2008*

Reefer
- Wabash Reefer product is now viewed as equal to or superior to the competition. Wabash continues to increase product penetration among large fleets.

Pup
- LTL market offers focused, target market for DuraPlate pup trailers. WNC customer base represents 59% of the top 28 LTL fleets.**

Flat
- Transcraft flats, made from steel, aluminum and combination of materials represents quality and performance to provide transportation solutions to a variety of markets.

Sheet & Post
- Sheet & post trailers are 'me-too' products – supports dealer and retail walk-ins.

Dumps
- Dump market is primarily regional in nature and Benson Dumps are the current market leader in the coal fields of Kentucky and West Virginia.

Specialty Trailers
- Leveraging Brand awareness to provide custom solutions for specialized fleets

A History of Innovation

- Wabash National was established in 1985;
- Introduced the aluminum plate trailer, becoming the dominant industry producer;
- Developed new technologies by working with the world's largest truckload carriers;
- In 1996 the first composite dry van, DuraPlate®, was introduced. Today there are over 350,000 DuraPlate trailers on the road;
- In 2008 Wabash National enjoyed the highest dry van market share in the industry.

1985	1985	1987	1996	2004
Sheet & Post	**FRP Trailer**	**Aluminum Plate**	**DuraPlate**	**DuraPlate HD**
• commodity • versatile • high maintenance • high total cost of ownership	• smooth interior • increased interior width • difficult repair • heavy	• wide/smooth interior • low maintenance • high material costs • aluminum price fluctuation	• Recyclable • durable • longest useful life • Easy to repair • lowest total cost of ownership	• high performance • durable • longest useful life • heavy-duty applications • lowest total cost of ownership

Leading the way in trailer technologies that deliver value

Industry Leading Innovations

Innovation	Launch Date
Bonded Skylight *Reduces leaks and simplifies repairs*	2008
TrustLock Plus® Door Lock *Proprietary single-lock closing mechanism*	2009
DuraPlate® AeroSkirt ™ & Support *Proven 5.6% fuel efficiency improvement*	2009
Bonding Technologies *Sidewalls and Logistics*	2009
New DuraPlate® HD Dry Van *Increased damage resilience with enhanced floor rating*	2010
Tire Hauler *Proprietary solution for revolutionary cost-effective transport of 13' tires*	2009





Customer driven commercialization process

Leveraging DuraPlate® Innovation

DuraPlate Composite Sidewall Panels

- High density polyethylene (HDPE) core bonded between two sheets of high-strength steel
- Lower cost of ownership:
  - Longer life
  - Lower maintenance cost
  - Increased durability
  - Enhanced trade in values


PODS


Pre-coated galvanized steel skin
Foamed HDPE Core
Galvanized steel skin

DuraPlate Products Group

- Become a leader and global provider of composite products
- Secure a leadership position through developing a comprehensive product offering and IP portfolio
- Partner with customers where we add value by providing a solution



Composite panel is extremely strong, lightweight and damage resistant which lowers total cost of ownership

Purchasing Consortium

Established to identify and increase efficiencies and economies of scale in the procurement of raw materials, component parts and services to the economic benefit of its Members

- Achieve incremental cost reduction not available through individual efforts
- Each Member associated with the transportation industry
- Costs and benefits are appropriately apportioned between the Members
- Quarterly spend data uploads into Technology Insights Spend Portal
  - Allows spend data to be analyzed in a variety of ways
  - Will be the basis to develop and drive Member Savings Reporting Tools



Wabash National
Utilimaster
VT Specialized
Kentucky Trailer

2009 estimated combined Associate Member spend ~ $170M

Historical Trailer Cycles



Industry Trailer Net Orders 1991 - Present
Source: ACT Research
40,000
30,000
20,000
10,000
0
Early '90s Cycle
Late '90s Cycle
Current Cycle
Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10

WNC Units

Cycle Lows	Units
Feb. '91	7,555
Dec. '95	4,468
July '01	6,472
Dec. '08	2,682

- Previous two cycles lasted 58 and 67 months. Current cycle reached the lowest point to date in Dec.'08, at month 89
- Historical cycle lengths, as well as volumes at cycle lows, suggest trailer volumes may have already reached bottom last December

Optimistic about demand recovery in 2010

Historical Industry Volumes



Industry Production 1974 - Present
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
1975
1980
1985
1990
1995
2000
2005

Source: 1974-1989:SMCC/TBB; 1989-2009: ACT Research

2009 Was the Lowest Trailer Industry Volume Since 1975

Truck Tonnage



ATA's Truck Tonnage Index (TTI)
125
120
115
110
105
100
95
90
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10

Source: American Trucking Associations

Dec. TTI up 2.1% M/M – the second consecutive monthly increase. The ATA expects general future trend of "moderate growth."

Trailer Loadings

Loadings by Trailer Type [thous; SA]



25,000
20,000
15,000
10,000
5,000
0
Dry Van
10,000
5,000
0
Reefer & Platform
JAN'92
JAN'03
JAN'04
JAN'95
JAN'96
JAN'97
JAN'98
JAN'99
JAN'00
JAN'01
JAN'02
JAN'03
JAN'04
JAN'05
JAN'06
JAN'07
JAN'08
JAN'09
JAN'10
JAN'11
Dry Van
Reefer
Platform

Source: FTR Associates

- Trailer Freight Loadings are expected to increase 3.8% in 2010 with Platforms growing the most - by 4.7% - followed by Dry Vans at 4.5%.
- Forecasts call for Loadings to peak in 2011 and grow at a slower pace in 2012.

Trailer loadings beginning to rise

Industry Outlook

Total Trailer Shipments	2010	2011	2012	2013	2014
ACT	102,525	175,400	224,550	247,500	234,950
FTR	93,212	143,945	210,265	225,000	N/A

Dry Van Shipments	2010	2011	2012	2013	2014
ACT	42,000	90,000	125,000	140,000	135,000
% Change	41.2%	114.3%	38.9%	12.0%	-3.6%

Source: ACT Research and FTR Associates

- Replacement demand is expected to rise every year from approx. 187K to 200K trailers/yr in the next five years
- WNC is well-positioned to capitalize on the expected increase in demand for Dry Vans during the next four years

Trailer shipments forecasted to improve in 2010

OUR INNOVATION MOVES THE WORLD™

Financials

Financial Highlights


Revenue
($ millions)
1,400
1,200
1,000
800
600
400
200
0
$1,213.7
$1,312.2
$1,102.5
$836.2
$337.8
2005
2006
2007
2008
2009


Diluted EPS
6
4
2
0
-2
-4
-6
$3.06
$0.30
$0.52
-$4.21
-$3.48
2005
2006
2007
2008
2009


Gross Margin
12%
7%
2%
-3%
-8%
-13%
11%
8%
8%
3%
-7%
2005
2006
2007
2008
2009


Operating EBITDA Margin
12%
7%
2%
-3%
-8%
-13%
8%
5%
5%
-1%
-13%
2005
2006
2007
2008
2009

Cost Actions Implemented to Date

- **Compensation & Benefit Reductions**
  - Headcount reductions of 250+ salaried positions; down 40% since 2007
  - 15% reduction in all salary compensation; 17% for executives
  - Approximately 10% hourly pay reduction
  - Reduction of standard work week hours for most associates
  - Suspension of 401(k) match, non-qualified plan match, and tuition reimbursement programs
- **Capital Conservation Initiatives**
  - Suspension of quarterly dividend
  - Reductions in CapEx - $1M total spend for 2009
- **Cost Control Activities**
  - Travel and entertainment reductions
  - Advertising, promotions, and outside services reductions
- **Manufacturing Optimization Activities**
  - Lafayette Transformation: consolidation of six dry van lines to three flexible efficient production lines and consolidation of material warehousing to one location
  - Transcraft Consolidation: consolidation of all platform and dump trailers to Cadiz, KY facility
- **Over 50% of cost savings are permanent and are not expected to return**

Over $35M in cumulative annualized cash savings expected in 2010

8 Quarter Financial Highlights

Revenue



250
200
150
100
50
0
($ millions)
$161.1
$201.5
$243.0
$230.7
$77.9
$86.2
$88.3
$85.4
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409

Operating EBITDA



5.0
0.0
(5.0)
(10.0)
(15.0)
(20.0)
(25.0)
($ millions)
($3.0)
$3.5
$1.9
($13.5)
($21.6)
($10.7)
($4.6)
($6.3)
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409

August 2009 Recapitalization

Lincolnshire Investment

- Trailer Investments, LLC, purchased $35M of redeemable preferred stock in three separate and newly-issued series with annual dividend rates averaging 16%;
- Dividends payments may be accrued for the first two years to the extent cash flow does not permit payment;
- Dividend rates increase if the preferred shares have not been redeemed after five years;
- Trailer Investments, LLC, received a nominal-value, immediately-exercisable warrant for common shares representing 44.2% of the total outstanding common shares of the Company;
- Common share stake can increase to as much as 49.99%, contingent upon certain future conditions;
- Trailer Investments, LLC, receives five BOD seats (of 12, total).

Amended Revolving Credit Facility

- Three year term and total commitment of $100M, subject to a borrowing base;
- Cures / removes all existing defaults;
- Provides $5M of additional liquidity through the lowering of certain loan availability reserves
- Moves pricing to current market rates;
- Subject to amendment fee of 75 basis points.

Consolidated Balance Sheet

($ in 000s)	Dec-06	Dec-07	Dec-08	Dec-09
Assets				
CURRENT ASSETS:				
Cash and Cash Equivalents	$ 29,885	$ 41,224	$ 29,766	$ 1,108
Accounts Receivable, net	110,462	68,752	37,925	17,081
Inventories	133,133	113,125	92,896	51,801
Deferred Taxes	26,650	14,514	-	
Prepaid Expenses and Other	4,088	4,046	5,307	6,877
Total Current Assets	304,218	241,661	165,894	76,867
PROPERTY, PLANT AND EQUIPMENT, net	129,325	122,063	122,035	108,802
GOODWILL	66,692	66,317	-	-
DEFERRED TAXES	-	2,772	-	-
INTANGIBLES	35,998	32,498	29,089	25,952
OTHER ASSETS	20,250	18,271	14,956	12,156
Total Assets	$ 556,483	$ 483,582	$ 331,974	$ 223,777
Liabilities and Stockholders' Equity				
CURRENT LIABILITIES:				
Current Portion of Long-Term Debt	$ -	$ -	$ 80,008	$ -
Current Portion of Capital Lease Obligation		-	337	337
Accounts Payable	90,632	40,787	42,798	30,201
Other Accrued Liabilities	58,706	54,258	45,449	34,583
Warrant	-	-	-	46,673
Total Current Liabilities	149,338	95,045	168,592	111,794
LONG-TERM DEBT	125,000	104,500	-	28,437
CAPITAL LEASE OBLIGATION		-	4,803	4,469
DEFERRED TAXES	1,556	-	-	
OTHER NONCURRENT LIABILITIES AND CONTINGENCIES	2,634	4,108	5,142	3,258
PREFERRED STOCK, net of discount	-	-	-	22,334
STOCKHOLDERS' EQUITY	277,955	279,929	153,437	53,485
Liabilities and Stockholders' Equity	$ 556,483	$ 483,582	$ 331,974	$ 223,777

Free Cash Flow

($ millions)	2005	2006	2007	2008	2009
Pretax Income	$ 74.1	$ 16.3	$ 24.7	$ (108.8)	$ (104.8)
Non-Cash Special Charges	-	15.4	(3.3)	66.3	33.4
Depreciation & Amortization	15.5	20.6	19.5	21.5	19.6
Working Capital Change **	(51.1)	2.6	11.9	53.1	49.3
Capex	(30.9)	(12.9)	(6.7)	(12.6)	(1.0)
Stock Based Comp	1.5	4.0	4.4	5.0	3.4
Free Cash Flow	$ 9.1	$ 46.0	$ 50.5	$ 24.5	$ (0.1)
Operating EBITDA*	$ 97.1	$ 62.9	$ 50.3	$ (11.0)	$ (43.1)

* Defined as Operating Income + Depreciation/Amortization + Stock-based Compensation +/- Other Special Non-Cash Charges

** Working Capital = Accounts Receivable + Inventory - Accounts Payable

Core Strengths Today & Tomorrow

Well positioned to manage through the current cycle…

- **Flight to quality:** Strong value proposition and unmatched suite of products with #1 position in North American trailer market
- **Strong customer relationships:** Long-standing customer relationships with large carriers supported by superb brand recognition
- **Operational excellence:** Implementing cost control and efficiency improvements while right-sizing the business to match current demand
- **Strengthened financial position:** Three-year revolving credit facility with capacity up to $100M; and $35M preferred share sale completed

Well positioned for the future to deliver sustainable profitability over the long-term…

- **Innovation leader:** Best-in-class technology (e.g., DuraPlate®)
- **Strong leadership:** Seasoned management team with noteworthy bench strength
- **Compelling strategic plan:** Transform WNC into a diversified industrial manufacturer and service provider with reduced cyclicality, improved profitability and higher growth

Reconciliation of Non-GAAP Measures

($ in millions)

	Twelve Months Ended December 31,				
	2005	2006	2007	2008	2009
Net income (loss)	$ 111.1	$ 9.4	$ 16.3	$ (125.8)	$ (101.8)
Income tax (benefit) expense	(37.0)	6.9	8.4	17.1	(3.0)
Increase in fair value of warrant	-	-	-	-	33.4
Interest expense	6.4	6.9	5.8	4.7	4.4
Depreciation and amortization	15.5	20.6	19.5	21.5	19.6
Stock-based compensation	1.5	4.0	4.4	5.0	3.4
Impairment of goodwill	-	15.4	-	66.3	-
Other non-operating (income) expense	(0.4)	(0.3)	(4.1)	0.2	0.9
Operating EBITDA	$ 97.1	$ 62.9	$ 50.3	$ (11.0)	$ (43.1)
Operating EBITDA - *% of sales*	*8.0%*	*4.8%*	*4.6%*	*-1.3%*	*-12.8%*

Note: Reconciles annual net income (loss) to the non-GAAP measure of Operating EBITDA

Reconciliation of Non-GAAP Measures

($ in millions)	Three Months Ended March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Net (loss) income	$ (28.3)	$ (17.9)	$ (66.4)	$ 10.9
Income tax expense (benefit)	-	-	(0.1)	$ (3.0)
Increase (Decrease) in fair value of warrant	-	-	54.0	$ (20.5)
Interest expense	1.0	1.3	1.1	$ 0.9
Depreciation and amortization	4.8	4.8	4.8	$ 5.2
Stock-based compensation	1.0	1.2	0.8	$ 0.5
Other non-operating (income) expense	(0.1)	(0.1)	1.2	$ (0.3)
Operating EBITDA	$ (21.6)	$ (10.7)	$ (4.6)	$ (6.3)

	Three Months Ended March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008
Net loss	$ (6.4)	$ (3.2)	$ (4.3)	$ (111.9)
Income tax (benefit) expense	(3.7)	(1.0)	(1.3)	23.1
Interest expense	1.2	1.0	1.2	1.3
Depreciation and amortization	5.2	5.2	5.2	5.9
Stock-based compensation	0.9	1.3	1.3	1.5
Impairment of goodwill	-	-	-	66.3
Other non-operating (income) expense	(0.2)	0.2	(0.2)	0.3
Operating EBITDA	$ (3.0)	$ 3.5	$ 1.9	$ (13.5)

Note: Reconciles quarterly net income (loss) to the non-GAAP measure of Operating EBITDA